Note 14 - Preferred Shares	12 Months Ended
Dec. 31, 2021
Notes to Financial Statements
Preferred Stock [Text Block]

14.         Preferred shares

	Number of Shares	Preferred Shares Amount	Dividends paid-in-kind	Total
Balance, January 1, 2019	19,608	18,192,129	565,229	18,757,358
Dividends declared	79	-	78,642	78,642
Redemption of Preferred shares	(4,300)	(3,775,696)	(524,304)	(4,300,000)
Preferred deemed dividend	-	185,665	-	185,665
Balance, December 31, 2019	15,387	14,602,098	119,567	14,721,665
Dividends declared	1,219	-	1,219,048	1,219,048
Balance, December 31, 2020	16,606	14,602,098	1,338,615	15,940,713
Redemption of Preferred shares	(16,606)	(15,267,385)	(1,338,615)	(16,606,000)
Preferred deemed dividend	-	665,287	-	665,287
Balance, December 31, 2021	-	-	-	-

On January 27, 2014, Euroseas issued 25,000 shares of its Series B Convertible Perpetual Preferred Shares to a fund managed by Tennenbaum Capital Partners, LLC (“TCP”) and 5,700 shares to Preferred Friends Investment Company Inc., an affiliate of Euroseas and the Company, for total net proceeds of approximately $29 million. The redemption amount of the Series B Preferred Shares is $1,000 per share.

Under the Company’s amended and restated articles of incorporation, effective after the Spin-off, the Company is authorized to issue up to 20,000,000 shares of preferred stock, par value $0.01 per share. The preferred stock may be issued in one or more series and the Company’s Board of Directors, without further approval from the Company’s shareholders, is authorized to fix the dividend rights and terms, conversion rights, voting rights, redemption rights, liquidation preferences and other rights and restrictions relating to any series.  On May 30, 2018, in connection with the Spin-off, 19,042 EuroDry Series B Preferred Shares, representing 50% of Euroseas Series B Preferred Stock, were issued and distributed to holders of Euroseas' Series B Preferred Shares in exchange for the cancellation of an equal number of such Euroseas Series B Preferred Shares. The rights of the holders of EuroDry Series B Preferred Shares rank senior to the obligations to holders of the Company’s common shares. Additionally, EuroDry Series B Preferred Shares are issued when dividends to EuroDry Series B Preferred Shares are paid in-kind.

The EuroDry Series B Preferred Shares paid dividends in-kind until January 29, 2019 at a rate of 5% per annum. The dividend rate increased to 12% for the two years following January 29, 2019 and to 14% thereafter and was payable only in cash. Cash dividends were declared at each quarter and actual payments were made within the following quarter. If a cash dividend was paid on the Company's common stock after January 29, 2019 the holders of EuroDry Series B Preferred Shares would receive an additional cash dividend in an amount equal to 40% of the common stock dividend it would have received on an as-converted basis. The EuroDry Series B Preferred Shares were convertible into common shares at the option of their holders at any time, and at the option of the Company only if certain share price and liquidity milestones were met. Each EuroDry Series B Preferred Share would be convertible into common shares at an initial conversion price of $31.64 (subject to adjustment for certain events, including upon a default). EuroDry Series B Preferred Shares were redeemable in cash by the Company at any time after January 29, 2019. Holders of EuroDry Series B Preferred Shares may require the Company to redeem their shares only upon the occurrence of certain corporate events.

On June 19, 2019, the Company agreed to redeem $4.3 million of its Series B Preferred Shares. In parallel with the redemption, the holders of the remaining Series B Preferred Shares agreed to reduce the annual dividend rate to 9.25% until January 2021. The difference between (1) the fair value of the consideration transferred to the holders of the EuroDry Series B Preferred Shares (comprising the cash payment offered) and (2) the carrying amount of the Series B Preferred Shares before the redemption (net of issuance costs) amounted to $185,665, and was recorded as preferred deemed dividend.

On January 29, 2021, the Company agreed to redeem $3.0 million of its Series B Preferred Shares. In parallel with the redemption, the holders of the remaining Series B Preferred Shares agreed to reduce the annual dividend rate to 8% for two years from the 14% per annum level it was set to increase on January 29, 2021. The difference between (1) the fair value of the consideration transferred to the holders of the EuroDry Series B Preferred Shares (comprising the cash payment offered) and (2) the carrying amount of the Series B Preferred Shares before the redemption (net of issuance costs) amounted to $120,000, and was recorded as preferred deemed dividend.

On December 16, 2021, the Company agreed to redeem all the outstanding balance of its Series B Preferred Shares amounting to $13,606,000. The difference between (1) the fair value of the consideration transferred to the holders of the EuroDry Series B Preferred Shares (comprising the cash payment offered) and (2) the carrying amount of the Series B Preferred Shares before the redemption (net of issuance costs) amounted to $545,287, and was recorded as preferred deemed dividend.

For the year ended December 31, 2019, the Company declared dividends of $1,748,981, of which $78,642 were paid in-kind, $1,311,612 were paid in cash during 2019 and another $358,726 were accrued as of December 31, 2019 and were paid in the first quarter of 2020. For the year ended December 31, 2020, the Company declared dividends of $1,573,874, of which $354,826 were paid in cash during 2020 and another $1,219,048 were paid in kind. For the year ended December 31, 2021, the Company declared dividends of $1,085,902, all of which were paid in cash during 2021.

Subject to certain ownership thresholds, holders of EuroDry Series B Preferred Shares have the right to appoint one director to the Company's board of directors and TCP also has consent rights over certain corporate actions. In addition, the holders of EuroDry Series B Preferred Shares will vote as one class with the Company's common stock on all matters on which shareholders are entitled to vote, with each EuroDry Series B Preferred Share having a number of votes equal to 50% of the numbers of shares of common stock of the Company into which such EuroDry Series B Preferred Share would be convertible on the applicable record date.